UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023

FATHOM DIGITAL MANUFACTURING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39994	40-0023833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Walnut Ridge Drive

Hartland, WI 53029

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (262) 367-8254

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FATH	NYSE
Warrants to purchase Class A common stock	FATH.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

er next two years Expanded mid-volume production of existing program $1.7 million in 2021; expect $4-$8 million in 2022 orders Prototype with mid-volume production follow-on $4.5 million over three-month period New cross-sell of sheet metal low-volume production $450k in 2021; expect over $1.5 million in 2022 orders Prototype & low-volume production Global healthcare company Global semiconductor company Disruptive electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Global leader in gas measurement instruments and technologies Leading subsea technology company $550K production order Expansion to higher volume production of existing program New Strategic Accounts Existing Strategic Accounts

Statement (preliminary unaudited) Repor

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

As previously disclosed, on July 11, 2023, the stockholders of Fathom Digital Manufacturing Corporation (“Fathom” or the “Company”) granted to the Board of Directors of the Company (the “Board”) discretionary authority to amend the Company’s Certificate of Incorporation (the “Charter”) to effect a reverse stock split (the “Reverse Stock Split”) to reduce the number of shares of our outstanding Class A common stock and Class B common stock (together, the “Common Stock”) by combining shares of our Common Stock into a lesser number of shares of Common Stock by a ratio of not less than 1-for-5 and not more than 1-for-50 shares (the “Ratio Range”).

As previously disclosed, on September 15, 2023, the Board determined to proceed with the Reverse Stock Split and approved the Final Ratio of 1-for-20. The Reverse Stock Split became effective on September 28, 2023 upon filing of the Amended and Restated Certificate of Incorporation of the Company (the “A&R Charter”) with the Secretary of State of the State of Delaware (the “Effective Time”).

As a result of the Reverse Stock Split, every 20 shares of issued and outstanding Class A common stock were, at the Effective Time, combined and reclassified into one issued and outstanding share of Common Stock, and the number of authorized shares of Common Stock was reduced proportionately. The par value per share of Common Stock remains unchanged. No fractional shares of our Class A common stock, par value $0.0001 per share (the “Class A common stock”) will be issued as a result of the Reverse Stock Split. Instead, stockholders of record of Class A common stock who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of our Class A common stock on the New York Stock Exchange (the “NYSE”) on September 28, 2023.

The Reverse Stock Split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s Common Stock, except for adjustments that may result from the treatment of fractional shares as described above.

The Company’s Class A common stock will begin trading on a split-adjusted basis on the NYSE at market open on September 29, 2023. The trading symbol of the Class A common stock will remain “FATH.” The new CUSIP number for the Class A common stock after giving effect to the Reverse Stock Split is 31189Y202.

The foregoing descriptions of the Reverse Stock Split and A&R Charter do not purport to be complete and are qualified in their entirety by reference to the complete text of the A&R Charter, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.

Item 7.01.	Regulation FD Disclosure.

On September 28, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent such other filing specifically incorporates such information by reference.

Item 8.01.	Other Events.

The information provided in Item 5.03 is hereby incorporated by reference.

The Company has a registration statement on Form S-8 (File No. 333-264285) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by a registration statement filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within the registration statement. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into the active registration statement listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statement of the Company described above are proportionately reduced by a 1-for-20 ratio as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01.	Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Fathom Digital Manufacturing Corporation
99.1	Press Release dated September 28, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM DIGITAL MANUFACTURING CORPORATION

By:	/s/ Mark Frost
Name:	Mark Frost
Title:	Chief Financial Officer

Date: September 28, 2023